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                                                                  EXHIBIT 10.81


        SECOND AMENDMENT TO EMPLOYMENT AGREEMENT DATED DECEMBER 4, 1995
                                    BETWEEN
         AFC ENTERPRISES, INC. F/K/A AMERICA'S FAVORITE CHICKEN COMPANY
                                (THE "COMPANY")
                                      AND
                         SAMUEL N. FRANKEL ("EMPLOYEE")

         WHEREAS, the Company and Employee entered into an Employment Agreement dated as of December 4, 1995, as amended on June 1, 1997 (the "Employment Agreement"), governing the terms and conditions of Employee's employment with the Company; and

         WHEREAS, the Company and Employee desire to amend the compensation provision of the Employment Agreement;

         NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

         1. Section 3 of the Employment Agreement is hereby deleted in its entirety and the following new Section 3 is inserted in lieu thereof:

                  3.       Base Salary.

                           Beginning on April 1, 1998 and continuing during the
                  term hereof, the Company shall pay Employee, in equal installments no less frequently than monthly, a base salary at the rate of no less than Three Hundred Fifteen Thousand Dollars (U.S. $315,000.00) per annum. The Employee's base salary shall be reviewed by the Board of Directors of the Company on an annual basis.

         2. The Employment Agreement, as amended hereby, is hereby reaffirmed and restated herein by the undersigned, and said Employment Agreement is hereby incorporated herein by reference as fully as if set forth in its entirety in this Second Amendment.

         IN WITNESS WHEREOF, the Company has caused this Amendment to be executed and Employee has hereunto set his hand this 16th day of April, 1998, effective as of April 1, 1998.


                                        COMPANY:

                                        AFC ENTERPRISES, INC

                                        By:  /s/ Dick R. Holbrook
                                           ------------------------------------
                                           Dick R. Holbrook, President


                                        EMPLOYEE:

                                         /s/ Samuel N. Frankel
                                        ---------------------------------
                                        Samuel N. Frankel